Equity	9 Months Ended
Sep. 30, 2022
Equity [Abstract]
Equity
Note 13. - Equity
As of September 30, 2022, the share capital of the Company amounts to $11,605,512 represented by 116,055,126 ordinary shares fully subscribed and disbursed with a nominal value of $0.10 each, all in the same class and series. Each share grants one voting right.
Algonquin owns 42.2% of the shares of the Company and is its largest shareholder as of September 30, 2022. Algonquin’s voting rights and rights to appoint directors are limited to 41.5% and the difference between Algonquin´s ownership and 41.5% will vote replicating non-Algonquin’s shareholders’ vote.
On December 11, 2020, the Company closed an underwritten public offering of 5,069,200 ordinary shares, including 661,200 ordinary shares sold pursuant to the full exercise of the underwriters’ over-allotment option, at a price of $33 per new share. Gross proceeds were approximately $167 million. Given that the offering was issued through a subsidiary in Jersey, which became wholly owned by the Company at closing, and subsequently liquidated, the premium on issuance was credited to a merger reserve account (Capital reserves), net of issuance costs, for $161 million. Additionally, Algonquin committed to purchase 4,020,860 ordinary shares in a private placement in order to maintain its previous equity ownership of 44.2% in the Company. The private placement closed on January 7, 2021. Gross proceeds were approximately $133 million  ($131 million net of issuance costs).

During the first quarter of 2021, the Company changed the accounting treatment applied to its existing long-term incentive plans granted to employees from cash-settled to equity-settled in accordance with IFRS 2, Share-based Payment, as a result of incentives being settled in shares. The liability recognized for the rights vested by the employees under such plans at the date of this change, was reclassified to equity within the line “Accumulated deficit” for approximately $9 million. The settlement in shares was approved by the Board of Directors on February 26, 2021, and the Company issued 141,482 new shares to its employees up to December 31, 2021, to settle a portion of these plans. In the nine-month period ended September 30, 2022, the Company issued 228,560 new shares under such incentive plans.

On August 3, 2021, the Company established an “at-the-market program” and entered into a distribution agreement with J.P. Morgan Securities LLC, as sales agent, under which the Company may offer and sell from time to time up to $150 million of its ordinary shares. The Company also entered into an agreement with Algonquin pursuant to which the Company has offered Algonquin the right but not the obligation, on a quarterly basis, to purchase a number of ordinary shares to maintain its percentage interest in Atlantica at the average price of the shares sold under the distribution agreement in the previous quarter (the “ATM Plan Letter Agreement”). On February 28, 2022, the Company established a new “at-the-market program” and entered into a distribution agreement with BofA Securities, MUFG and RBC Capital Markets, as its sales agents, under which the Company may offer and sell from time to time up to $150 million of its ordinary shares. Upon entry into the distribution agreement, the Company terminated its prior “at-the-market program” established on August 3, 2021 and the related distribution agreement dated such date, entered into with J.P. Morgan Securities LLC. During the nine- month period ended September 30, 2022, the Company sold 3,423,593 shares (1,613,079 shares during the year 2021) at an average market price of $33.57 ($38.43 in 2021) pursuant to its distribution agreement, representing net proceeds of $114 million ($61 million in 2021). Pursuant to the ATM Plan Letter Agreement, the Company delivers a notice to Algonquin quarterly in order for them to exercise their rights thereunder.

Atlantica´s reserves as of September 30, 2022 are made up of share premium account and capital reserves. The share premium account reduction by $200,000 thousand during the nine-month period ended September 30, 2021, increasing capital reserves by the same amount, was made effective upon the confirmation received from the High Court in the UK, pursuant to the Companies Act 2006.

Other reserves primarily include the change in fair value of cash flow hedges and its tax effect.
Accumulated currency translation differences primarily include the result of translating the financial statements of subsidiaries prepared in a foreign currency into the presentation currency of the Company, the U.S. dollar.
Accumulated deficit primarily includes results attributable to Atlantica.
Non-controlling interests fully relate to interests held by JGC in Solacor 1 and Solacor 2, by Idae in Seville PV, by Itochu Corporation in Solaben 2 and Solaben 3, by Algerian Energy Company, SPA and Sacyr Agua S.L. in Skikda, by Algerian Energy Company, SPA in Tenes, by Industrial Development Corporation of South Africa (IDC) and Kaxu Community Trust in Kaxu, by Algonquin Power Co. in AYES Canada, and by partners of the Company in the Chilean renewable energy platform in Chile PV 1, Chile PV 2 and Chile PV 3.
On February 25, 2022, the Board of Directors declared a dividend of $0.44 per share corresponding to the fourth quarter of 2021. The dividend was paid on March 25, 2022 for a total amount of $49.7 million.

On May 5, 2022, the Board of Directors declared a dividend of $0.44 per share corresponding to the first quarter of 2022. The dividend was paid on June 15, 2022 for a total amount of $50.3 million.

On August 2, 2022, the Board of Directors declared a dividend of $0.445 per share corresponding to the second quarter of 2022. The dividend was paid on September 15, 2022 for a total amount of $51.5 million.

In addition, the Company declared dividends to non-controlling interests, primarily to Algerian Energy Company, SPA and Algonquin (interests in Amherst through AYES Canada, see Note 7) for $5.3 million and $14.6 million, respectively, in the nine-month period ended September 30, 2022 ($6.7 million and $10.9 million in the nine-month period ended September 30, 2021, respectively).
As of September 30, 2022 and December 31, 2021, there was no treasury stock and there have been no transactions with treasury stock during the period then ended.